UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 31, 2026

SNOWFLAKE INC.
(Exact name of registrant as specified in its charter)

Delaware		001-39504	46-0636374
(State or other jurisdiction of incorporation or organization)		(Commission File Number)	(IRS Employer Identification No.)

135 Constitution Drive			94025
Menlo Park,	California
(Address of Principal Executive Offices)			(Zip Code)
(844) 766-9355
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	SNOW	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01    Regulation FD Disclosure.

Chief Revenue Officer Transition

Effective March 31, 2026, Jonathan Beaulier was appointed by the Board of Directors of Snowflake Inc. (the “Company”) as the Company’s Chief Revenue Officer to succeed Michael Gannon, who is departing the Company for personal reasons. The Company has entered into a separation and release agreement pursuant to which Mr. Gannon will receive certain cash payments. Under the agreement, Mr. Gannon will also provide transitional consulting services as an independent contractor and his outstanding equity awards will continue to vest in accordance with their terms during his consulting period.

Mr. Beaulier, age 49, has served as the Company’s GVP, U.S. Majors Sales since August 2024. Prior to that, Mr. Beaulier served in various senior sales roles with the Company, including as VP of Sales – Financial Services & Insurance from February 2022 to August 2024. Mr. Beaulier holds a B.A. degree in History and Economics from Colgate University.

Reaffirmation of Guidance

On March 31, 2026, the Company reaffirmed its guidance for the first quarter and full-year of fiscal 2027, originally issued on February 25, 2026 as part of the announcement of its financial results for the fiscal fourth quarter and fiscal year ended January 31, 2026.

A copy of the press release announcing the appointment of Mr. Beaulier as the Company’s Chief Revenue Officer and the reaffirmation of the Company’s prior guidance is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

The information contained in this Item 7.01 of this Current Report on Form 8-K, including the accompanying Exhibit 99.1 hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing made by the Company under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filings, unless expressly incorporated by specific reference in such filings.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press release issued by Snowflake Inc. dated March 31, 2026.
104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Snowflake Inc.

Date: March 31, 2026
	By:	/s/ Sridhar Ramaswamy
Sridhar Ramaswamy
Chief Executive Officer